SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2004 (June 17, 2004)

ARGO-TECH CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-38223 (Commission File Number)	31-1521125 (I.R.S. Employer Identification No.)

23555 Euclid Avenue, Cleveland, Ohio (Address of Principal Executive Offices)	44117-1795 (Zip Code)

Registrants’ Telephone Number, Including Area Code: (216) 692-6000

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated June 17, 2004

Item 9. Regulation FD Disclosure.

     On June 17, 2004, Argo-Tech Corporation issued a press release announcing the extension of the expiration date of its tender offer for any and all of its 8 5/8% senior subordinated notes due 2007 from 12:00 midnight on June 16, 2004 to 5:00 p.m. on June 18, 2004. The complete press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 9 by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARGO-TECH CORPORATION

/s/ Paul R. Keen By: Paul R. Keen, Executive Vice President, General Counsel and Secretary

Date: June 17, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated June 17, 2004